UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: September 19, 2024

PCS Edventures!, Inc.

(Exact name of registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Idaho	000-49990	82-0475383
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11915 W. Executive Drive, Suite 101

Boise, Idaho 83713

(Address of Principal Executive Offices, Including Zip Code)

(208) 343-3110

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

References

In this Current Report, references to “PCS Edventures!, Inc.,” “PCS,” the “Company,” “we,” “our,” “us” and words of similar import, refer to PCS Edventures!, Inc., an Idaho corporation, which is the Registrant.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”); Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should carefully read this Current Report completely, and it should be read and considered with all other reports or registration statements filed by us with the United States Securities and Exchange Commission (the “SEC”). Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

Cautionary Statement

Summaries of all agreements or other documents referenced herein or attached hereto and incorporated herein by reference or otherwise, do not purport to be all inclusive of the terms, conditions and other provisions of such agreements or documents, and accordingly, all such summaries are modified in their entirety to the referenced agreements or documents that accompany this Current Report in Section 9, Item 9.01 hereof.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 19, 2024, the Company entered into a sixty-two (62) month Lease Agreement of the “Premises” known as the “Hickory Warehouse” (the “Lease Agreement”), which is located at 1135 N. Hickory Avenue, in Meridian, Idaho, and which Premises are comprised of approximately 20,880 rentable square feet. The Lease Agreement is with H.O.T.2, LLLP (the “Owner”). A copy of the Lease Agreement accompanies this Current Report and is incorporated herein by reference. See Section 9, Item 9.01 hereof.

The new premises will house our Fulfillment, Research and Development, Quality Control and Photography and Video Creation operations. We will ship from this location and receive raw materials into this location. We will also perform the kitting necessary to produce our final products at this facility. We plan to lease a separate office facility to house our executive management, product development, sales and marketing departments.

The Lease Agreement provides that there is no charge to the Company for the first two (2) months of the lease term. The following are the payments due under the remainder of the Lease Agreement: Months three (3) to fourteen (14), December 2024 to November 2025-$187,920 divided into monthly payments of $15,660; Months fifteen (15) to twenty-six (26), December 2025 to November 26-$193,557.60 divided into monthly payments of $16,129.80; Months twenty-seven (27) to thirty-eight (38), December 2026 to November 2027-$199,364.33 divided into monthly payments of $16,613.69; Months thirty-nine (39) to fifty-one (51), December 2027 to November 2028-$ 205,345.26 divided into monthly payments of $17,112.10; and Months fifty-two (52) to sixty-two (62), December 2028 to November 2029-$211,505.62 divided into monthly payments of $17,625.47.

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We have an option to extend the Lease Agreement for two (2) additional five (5) year terms, with the yearly rent for each successive year being one hundred and three percent (103%) of the rent for the preceding year, provided we give the Owner one hundred and eighty (180) days written notice of our intention to extend the Lease Agreement; however, the Owner may reject the option to extend by giving us ninety (90) days’ notice prior to the end of the initial lease term.

Under the Lease Agreement, we: (i) are liable for our pro rata share of all operating expenses of the Premises; (ii) are entitled to use the common areas in the building that comprises the leased facilities, along with the land common area surrounding the building, including the parking areas; (iii) are responsible for all costs and expenses, including but not limited to property taxes and property insurance attendant to the Premises; (iv) shall provide and maintain insurance with a carrier satisfactory to the Owner, which covers the Owner and us, of comprehensive liability insurance of not less than $1,000,000 per person and per occurrence and property damage liability insurance of not less than $1,000,000 per accident or occurrence, with a deductible of not more than $10,000; (v) shall be responsible for all repair or replacement of any plate glass on the Premises; (vi) shall comply with the laws of the State of Idaho in the event we install any above-ground or below-ground storage tanks for the storage of petroleum products; (vii) shall maintain the Premises in good order and repair at our own expense; and (viii) shall indemnify and hold the Owner harmless for and against all actions, claims, costs, damages or expense of any kind, including reasonable attorney’s fees, which may be brought against the Owner, or which the Owner may incur by reason of our negligence or willful conduct or that of our employees, agents or others engaged by us.

The Lease Agreement also contains various provisions regarding Alterations to the Premises; eminent domain; assignment and subletting; subordination and financing; default and related remedies; surrender of the Premises; and various miscellaneous provisions on the Owner’s right of entry, our quite enjoyment of the Premises, other tenants, confidentiality, no waiver of rights, notices, limitation of Owner’s liability, holding over, attorney’s fees and costs, construction, succession, estoppel, warranty regarding our financial statements, notice of ADA violations, severability, force majeure, no recording, article headings, modification and entire agreement. Reference is made to the “Cautionary Statement” above and the Lease Agreement that accompanies this Current Report, and this summary is modified in its entirety to such references.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

99	Lease Agreement between PCS Edventures!, Inc. and H.O.T.2., LLLP dated September 19, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCS Edventures!, Inc.

Date: September 25, 2024	By:	/s/ Michael Bledsoe
Michael Bledsoe
President, Director and Principal Financial Officer

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